Exhibit 10.1

SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT (“Agreement”), dated as of May 6, 2009, is entered into by and among Atlas Oil and Gas, Inc., a Nevada corporation (“ATLAS”) and Sagrada Investments, Inc., a Nevada corporation (“SAGRADA”).  The corporate parties hereto are sometimes hereinafter referred to collectively as the “Parties” or individually as a “Party.”

RECITALS

WHEREAS, the respective Boards of Directors of the Parties deem it advisable and in the best interests of their respective stockholders that SAGRADA be acquired by and become a wholly owned subsidiary of ATLAS and, in furtherance thereof, the Boards of Directors of the Parties have approved, as applicable, the share exchange provided for herein.

WHEREAS, for federal income tax purposes, it is intended that the Transaction (as defined in Section 1.1(a) below) shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”), but an IRS ruling or opinion of counsel is not being sought and such tax treatment is not a condition to closing the share exchange herein.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE I

THE TRANSACTION

1.1

The Transaction.

(a)

Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.2 hereof) the following shall take place: (i) ATLAS shall issue and deliver to the SAGRADA Representative (as defined in Section 2.1 below) a convertible promissory note (“Atlas Note”) substantially in the form of that certain Convertible Promissory Note attached hereto as Exhibit A in the amount of One Hundred Thousand Dollars ($100,000) and (ii) the SAGRADA stockholders shall deliver an aggregate total of Thirty Six Million Three Hundred Fifty Thousand (36,350,000) shares of common stock of SAGRADA (“Sagrada Shares”) to ATLAS (the foregoing events are hereinafter referred to as the “Share Exchange” and/or “Transaction”).

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

(b)

Prior to date of this Agreement, ATLAS commenced a process to have a one for one hundred (1 for 100) reverse stock split (“Reverse Stock Split”).  After ATLAS has completed such Reverse Stock Split, the Atlas Note shall be convertible into Thirty Six Million Three Hundred Fifty Thousand (36,350,000) shares of common stock of ATLAS, par value $.001 per share (“Conversion Shares”); provided, however, that the foregoing description of the Conversion Shares is subject to the definitive terms set forth in the Atlas Note.

1.2

Effective Time. The “Effective Time” shall mean the time and date on which the Share Exchange is completed.

1.3

Survival of SAGRADA.  The separate corporate existence of SAGRADA shall be maintained at least until the Conversion Shares are issued and delivered to the Sagrada Representative.

1.4

Exchange Ratio.  If, except as required to meet the terms of this Agreement, ATLAS should split or combine any of its outstanding stock or securities, or pay a stock dividend or other stock distribution, other than the Reverse Stock Split, which would have the effect of increasing the number of Post-Split Atlas Shares as of the Effective Time or as of the Note Conversion Date (as defined below in Article V), then the total number of Conversion Shares to be issued in exchange for the SAGRADA Shares shall be appropriately increased to reflect such split, combination, dividend, or other distribution.

ARTICLE II

THE SAGRADA REPRESENTATIVE

2.1

SAGRADA Representative. The shareholders of SAGRADA have  designated and appointed Thomas Cunningham as their agent and attorney in fact ("Representative") with full power and authority through the Closing (as defined in Section 3.1 below) or termination of this Agreement, whichever occurs first, to execute, deliver and receive on behalf of such SAGRADA shareholders all notices, requests, certificates, proceeds and other communications under or pursuant to this Agreement; to fix and alter the date, time and place of the Closing; to waive, amend or modify any provisions of this Agreement and to take such other action on its behalf in connection with the Agreement, the Closing and the transactions contemplated thereby as Thomas Cunningham deems appropriate; provided, however, that no such waiver, amendment or modification may be made if it would: (i) decrease the number of Conversion Shares, (ii) increase the number of Post-Split Atlas Shares (as defined in Section 5.2 below), (iii) or increase the liability of SAGRADA stockholders as set forth in this Agreement.

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

ARTICLE III

CLOSING

3.1

Closing. The closing (“Closing”) of the transactions contemplated by this Agreement shall take place and be effective as of the day on which all of the following are completed: (i) the parties execute this Agreement, (ii) all of the conditions set forth in Article VIII hereof are satisfied or waived (other than those conditions which are to be satisfied at Closing) and (iii) the Share Exchange occurs.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SAGRADA

As used in this Agreement, (i) the term “Material Adverse Effect” means, with respect to ATLAS or SAGRADA, as the case may be, a material adverse effect on the business, assets, results of operations, or financial condition of such party and its subsidiaries taken as a whole or in the ability of such party to perform its obligations hereunder, and (ii) the word “subsidiary” when used with respect to any party means any corporation or other organization, whether incorporated or unincorporated, of which such party or any other subsidiary of such party is a general partner (excluding partnerships the general partnership interests of which held by such party or any subsidiary of such party do not have a majority of the voting interests in such partnership) or of which at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporations or other organizations is directly or indirectly owned or controlled by such party and/or by any one or more of the subsidiaries.

SAGRADA represents and warrants as of the Effective Time, except as disclosed to ATLAS in the SAGRADA Schedule of Exceptions (“SAGRADA Schedule”), attached hereto as Exhibit B and incorporated herein by this reference, as follows:

4.1

Organization. SAGRADA is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate or other power to carry on its business as it is now being conducted or presently proposed to be conducted.  SAGRADA does not have any subsidiaries.

4.2

Capitalization. The authorized capital stock of SAGRADA consists of 50,000,000 authorized common shares. As of the Effective Time, the total number of shares of SAGRADA which are issued and outstanding shall not exceed Thirty Six Million Three Hundred Fifty Thousand (36,350,000) shares of the common stock of SAGRADA.  All of the SAGRADA Shares are validly issued, fully paid, and non-assessable and free of preemptive rights or similar rights created by statute, the Articles of Incorporation, or Bylaws of SAGRADA or any agreement by which SAGRADA is a

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

party or by which it is bound.  Except (a) as set forth above or, (b) as disclosed in Section 4.2 of the SAGRADA Schedule, there are not as of the date of this Agreement any shares of capital stock of SAGRADA issued or outstanding or any options, warrants, subscriptions, calls, rights, convertible securities, or other agreements or commitments obligating SAGRADA to issue, transfer, or sell any shares of its capital stock.  As of the date hereof, no bonds, debentures, notes, or other indebtedness having the right to vote (or convertible into or exercisable for securities having the right to vote) on any matters on which shareholders of SAGRADA may vote (“SAGRADA Voting Debt”) were issued and outstanding except as set forth in the SAGRADA Schedule.

4.3

Authority Relative to this Agreement. SAGRADA has the corporate power to enter into this Agreement and to carry out its obligations hereunder.  The execution and delivery of this Agreement by SAGRADA and the consummation by SAGRADA of the transactions contemplated hereby have been duly authorized by its Board of Directors, and, except for approval by the requisite votes cast by SAGRADA’s shareholders at a meeting to approve the Transaction, no other corporate proceedings on the part of SAGRADA are necessary to approve this Agreement or the transactions contemplated hereby.

4.4

Consents and Approvals; No Violations.  No filing with, and no permit, authorization, consent, or approval of, any public body or authority is necessary for the consummation by SAGRADA of the transactions contemplated by this Agreement.  Except as set forth in Section 4.4 of the SAGRADA Schedule, neither the execution and delivery of this Agreement by SAGRADA, nor the consummation by it of the transactions contemplated hereby, nor compliance by SAGRADA with any of the provisions hereof, shall (a) result in any breach of the Articles of Incorporation or Bylaws of SAGRADA, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under, any of the terms, conditions, or provisions of any note, bond, mortgage, indenture, license, contract, agreement, or other instrument or obligation to which SAGRADA is a party or by which any of them or any of their properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule, or regulation applicable to SAGRADA or its properties or assets, except in the case of clauses (b) and (c) for violations, breaches, or defaults that would not have a Material Adverse Effect.

4.5

Financial Statements. SAGRADA is a new entity formed as of March 3, 2009 and has not transacted any material business.  ATLAS has reviewed the books and records of SAGRADA and ATLAS has determined that no other financial information of SAGRADA needs to be reviewed or provided.

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

4.6

Absence of Certain Changes or Events; Undisclosed Liabilities.

(a)

SAGRADA has not: (i) taken any action that is contrary to or would violate the standards of conduct set forth in Section 6.1 hereof; (ii) incurred any liability material to SAGRADA, except in the ordinary course of its business, consistent with past practices; (iii) suffered a change, or any event involving a prospective change, in the business, assets, financial condition, or results of operations of SAGRADA which has had, or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, (other than as a result of changes or proposed changes in federal or state regulations of general applicability or interpretations thereof, changes in generally accepted accounting principles, and changes that could, under the circumstances, reasonably have been anticipated in light of disclosures made in writing by SAGRADA to ATLAS pursuant hereto); or (iv) subsequent to the date hereof, except as permitted by Section 6.1 hereof, conducted its business and operations other than in the ordinary course of business and consistent with past practices.

(b)

SAGRADA does not have any liabilities (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rising to any liability) except for liabilities which have risen in the ordinary course of business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, tort, infringement, or violation of law).

4.7

Litigation. As of the Effective Time, (i) there is no action, suit, judicial or administrative proceeding, arbitration or investigation pending or, to the best knowledge of SAGRADA, threatened against or involving SAGRADA or any of its properties or rights, before any court, arbitrator, or administrative or governmental body; (ii) there is no judgment, decree, injunction, rule, or order of any court, governmental department, commission, agency, instrumentality, or arbitrator outstanding against SAGRADA; and (iii) SAGRADA  is not in violation of any term of any judgments, decrees, injunctions, or orders outstanding against SAGRADA.  SAGRADA has furnished to ATLAS in writing, a copy of which is set forth in Section 4.7 of the SAGRADA Schedule, a description of all litigation, actions, suits, proceedings, arbitrations, investigations known to SAGRADA, judgments, decrees, injunctions or orders pending; or to SAGRADA’s best knowledge, threatened against or involving SAGRADA or any of its properties or rights as of the Effective Time.

4.8

Contracts.

(a)

Each of the material contracts, instruments, mortgages, notes, security agreements, leases, agreements, or understandings, whether written or oral, to which SAGRADA is a party that relates to or affects the assets or operations of SAGRADA or to which SAGRADA or any of its assets or operations may be bound or subject is a valid and binding obligation of SAGRADA and in full force and effect, except for where the

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

failure to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect.  For purposes of this Agreement a material contract shall be any contract or agreement, which involves consideration in excess of $25,000. Except to the extent that the consummation of the transactions contemplated by this Agreement may require the consent of third parties, as disclosed in the SAGRADA Schedule, there are no existing defaults by SAGRADA or any of its subsidiaries thereunder or, to the knowledge of SAGRADA, by any other party thereto, which defaults, individually or in the aggregate, would have a Material Adverse Effect; and no event of default has occurred, and no event, condition, or occurrence exists, that (whether with or without notice, lapse of time, or the happening or occurrence of any other event) would constitute a default by SAGRADA which default would, individually or in the aggregate, have a Material Adverse Effect.

(b)

Except for this Agreement and those set forth on Section 4.8(b) of the SAGRADA Schedule, neither SAGRADA nor any of its subsidiaries is a party to any oral or written (i) consulting agreement not terminable on 60 days’ or less notice requiring the payment of more than $25,000 per annum, in the case of any such agreement with an individual; (ii) joint venture agreement; (iii) non-competition or similar agreements that restricts SAGRADA or its subsidiaries from engaging in a line of business; (iv) agreement with any executive officer or other employee of SAGRADA or any subsidiary the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving SAGRADA of the nature contemplated by this Agreement and which provides for the payment of in excess of $10,000; (v) agreement with respect to any executive officer of SAGRADA or any subsidiary providing any term of employment or compensation guaranty in excess of $15,000 per annum; or (vi) agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan, or stock purchase plan, any of the benefits of which shall be increased, or the vesting of the benefits of which shall be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which shall be calculated on the basis of any of the transactions contemplated by this Agreement.

(c)

Except as set forth in Section 4.8(c) of the SAGRADA Schedule and legal fee agreements, all employment, consulting, stock option or other similar agreements of SAGRADA will be terminated at the Effective Time and no obligations or liabilities of SAGRADA will exist thereunder or as the result of such termination or otherwise.

4.9

Employee Benefit Plans.

(a)

Disclosed in Section 4.9 of the SAGRADA Schedule is a true and complete list of each written employee benefit plan, or similar such plans (including, without limitation, any “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), policy or

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

agreement that is maintained (all of the foregoing, the “Benefit Plans”), or is or was contributed to by SAGRADA or any trade or business of SAGRADA whether or not incorporated (an “ERISA Affiliate”), which together with SAGRADA  would be deemed a “single employer” within the meaning of Section 4001 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).  A copy of each Benefit Plan as currently in effect and, if applicable, the most recent Annual Report (Form 5500 Series), Actuarial Report or Valuation, Summary Plan Description, Trust Agreement, and a Determination Letter issued by the IRS for each Benefit Plan have heretofore been delivered to ATLAS.  No Benefit Plan was or is subject to Title IV of ERISA or Section 412 of the Code (including any “multiemployer plan,” as defined in Section 3(37) of ERISA).

(b)

Each of the Benefit Plans that are described in Section 4.9 or which are subject to ERISA is in substantial compliance the laws of the Nevada and/or with ERISA; each of the Benefit Plans intended to be “qualified” within the meaning of Section 401 (a) of the Internal Revenue Code of 1986, as amended (“Code”) is so qualified; and no event has occurred, and to SAGRADA ’s knowledge, there exists no condition or set of circumstances, in connection with which SAGRADA or any ERISA Affiliate is or could be subject to liability (except liability for benefit claims and funding obligations payable in the ordinary course) under ERISA, the Code, or any other applicable law with respect to any Benefit Plan.

4.10

Taxes. For the purposes of this section, the term “tax” shall include all taxes, charges, withholdings, fees, levies, penalties, additions, interest, or other assessments imposed by any United States federal, state, or local authority or any other taxing authority on SAGRADA or any of its Tax Affiliates (as hereinafter defined) as to their respective income, profit, franchise, gross receipts, payroll, sales, employment, worker’s compensation, use, property, withholding, excise, occupancy, environmental, and other taxes, duties, or assessments of any nature, whatsoever.  Except as set forth in Section 4.10 of the SAGRADA Schedule, SAGRADA has filed or caused to be filed timely all material federal, state, local, and foreign tax returns required to be filed by each of its and any member of its consolidated, combined, unitary, or similar group (each such member a “Tax Affiliate”).  Such returns, reports, and other information are accurate and complete in all material respects.  SAGRADA has paid or caused to be paid or has made adequate provision or set up an adequate accrual or reserve for the payment of, all taxes shown to be due in respect of the periods for which returns are due, and has established (or shall establish at least quarterly) an adequate accrual or reserve for the payment of all taxes payable in respect of the period subsequent to the last of said periods required to be so accrued or reserved.  Neither SAGRADA nor any of its Tax Affiliates has any material liability for taxes in excess of the amount so paid or accruals or reserves so established.  Except as set forth in Section 4.10 of the SAGRADA Schedule, neither SAGRADA nor any of its Tax Affiliates is delinquent in the payment of any tax in excess of the amount reserved or provided therefore, and no deficiencies for any tax, assessment, or governmental charge in excess of the amount reserved or provided therefore have been

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

threatened, claimed, proposed, or assessed.  No waiver or extension of time to assess any taxes has been given or requested.

4.11

Compliance With Applicable Law. SAGRADA holds all material licenses, franchises, permits, variances, exemptions, orders, approvals, and authorizations necessary for the lawful conduct of its business under and pursuant to, and the business of each of SAGRADA is not being conducted in violation of, any provision of any material federal, state, local, or foreign statute, law, ordinance, rule, regulation, judgment, decree, order, concession, grant, franchise, permit or license, or other governmental authorization or approval applicable to SAGRADA.

4.12

Disclosure of the Representations and Warranties. The representations and warranties in this Article 4 do not knowingly contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Article 4 in light of the circumstances when made not misleading.

4.13

SAGRADA Shareholders. Shareholders of SAGRADA are either accredited investors as such term is defined in the Securities Act of 1933 as amended or are investors who have acquired their shares pursuant to Regulation S.  SAGRADA acknowledges that each certificate representing an ATLAS Share shall contain the following legend:

“This security has not been registered under the Securities Act of 1933, as amended, or any state securities laws.  Securities may not be transferred, signed, sold or offered for sale except pursuant to an effective registration under said Act in any applicable state securities law or an opinion of counsel, in form and substance acceptable to ATLAS, that registration is not required because of any applicable exemption from such registration requirements.”

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF ATLAS

ATLAS represents and warrants as of the Effective Time, and as of the date on which the Conversion Shares are issued pursuant to the Atlas Note (“Note Conversion Date”), with respect to ATLAS and its subsidiaries, which as of the Effective Time shall include ATLAS’ predecessor Intellihome, Inc., a Texas corporation, except as disclosed to SAGRADA in the ATLAS Schedule of Exceptions (“ATLAS Schedule”), attached hereto as Exhibit C and incorporated herein by this reference, as follows:

5.1

Organization.  ATLAS is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

to carry on its business as it is now being conducted or presently proposed to be conducted.  ATLAS is duly qualified as a foreign corporation, and is in good standing (to the extent the concept of good standing exists), in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified shall not have a Material Adverse Effect.

5.2

Capitalization.

(a)

As of the Effective Time, the authorized capital stock of ATLAS consists of 100,000,000 shares of .001 par value common stock and 20,000,000 shares of .001 par value preferred stock.  As of the Effective Time, 32,000,000 shares of common stock are issued and outstanding and 2,818,000 shares of preferred stock are issued and outstanding.

(b)

“Post-Split Atlas Shares” shall mean all the capital stock of ATLAS, including common stock and preferred stock, that: (i) will be issued and outstanding  after the Reverse Stock Split is completed and (ii) is issuable or may be issued pursuant to any and all options, warrants, subscriptions, calls, rights, convertible securities, bonds, debentures, notes, other indebtedness, or other agreements or commitments obligating ATLAS to issue, transfer, or sell any shares of its capital stock.  The aggregate amount of Post-Split Atlas Shares, on a fully diluted post-conversion basis, shall consist only of the following as of the Note Conversion Date: (i) no more than Eight Million Eight Hundred Forty One Thousand One Hundred Seventy-Six (8,841,176) shares of common stock and (ii) zero shares of preferred stock of any class. The following are included in the calculation of the aggregate number of Post-Split Atlas Shares: the Indemnity Shares (as that term is defined in Section 3(b) of the Indemnity Agreement, a form of which is attached as Exhibit D to this Agreement) and the Set Aside Shares (as that term is defined in Section 4(b) of the Indemnity Agreement, a form of which is attached as Exhibit D to this Agreement).  The following are not included in the calculation of the aggregate number of Post-Split Atlas Shares: the Claw Back Shares (as that term is defined in Section 2(a) of the Escrow Letter Agreement, a form of which is attached as Exhibit E to this Agreement) and the Conversion Shares.

(c)

All of the issued and outstanding shares of the capital stock of ATLAS, including the Conversion Shares, are or will be validly issued, fully paid, and non-assessable and free of preemptive rights or similar rights created by statute, the Articles of Incorporation or Bylaws of ATLAS or any agreement by which ATLAS or any of its subsidiaries is a party or by which it is bound.

(d)

Except (i) as set forth above in this Section 5.2 or (ii) as disclosed in Section 5.2 of the ATLAS Schedule or (iii) in connection with the Conversion Shares, there are not and will not as of the Effective Time or the Note Conversion Date, be any shares of capital stock of ATLAS issued or outstanding or any options, warrants,

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

subscriptions, calls, rights, convertible securities, bonds, debentures, notes, other indebtedness, or other agreements or commitments obligating ATLAS to issue, transfer, or sell any shares of its capital stock.  As of the Effective Time and the Note Conversion Date, no bonds, debentures, notes, or other indebtedness having the right to vote (or convertible into or exercisable for securities having the right to vote) on any matters on which shareholders of ATLAS may vote (“ATLAS Voting Debt”) will be issued and outstanding, or will be issuable, except as set forth in the Section 5.2 of the ATLAS Schedule.

5.2A

Authority Relative to this Agreement.  ATLAS has the corporate power to enter into this Agreement and to carry out its obligations hereunder.  The execution and delivery of this Agreement by ATLAS and the consummation by ATLAS of the transactions contemplated hereby have been duly authorized by its Board of Directors, no other corporate proceedings on the part of ATLAS are necessary to approve this Agreement or the transactions contemplated hereby.

5.3

Consents, Approvals and Delinquent Filings; No Violations.

(a)

Except for filings arising from this Agreement related to FINRA, the Securities Act of 1933 and the Securities Exchange Act of 1934 (“34 Act”), state law relating to takeovers, if applicable, state securities or blue sky laws, and, as applicable, filing with the Secretary of State for the State of Nevada, no filing with, and no permit, authorization, consent, or approval of, any public body or authority is necessary for the consummation by ATLAS of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by ATLAS, nor the consummation by it of the transactions contemplated hereby, nor compliance by ATLAS with any of the provisions hereof, shall (a) result in any breach of the Articles of Incorporation or Bylaws of ATLAS, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under, any of the terms, conditions, or provisions of any note, bond, mortgage, indenture, license, contract, agreement, or other instrument or obligation to which ATLAS or any of its subsidiaries is a party or by which any of them or any of their properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule, or regulation applicable to ATLAS, any of its subsidiaries or any of their properties or assets, except in the case of clauses (b) and (c) for violations, breaches, or defaults that would not have a Material Adverse Effect.

(b)

As of the date hereof ATLAS is a reporting company and trades on the OTC-BB system under the symbol “ATOG” as of this date.  ATLAS will comply with such requirements as are mandated to remain quoted on the OTC-BB system through the Effective Time in the same manner as it is now traded.

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

5.4

Financial Statements.

(a)

Financial Reports and SEC Documents.

(i)

The following shall be true upon filing of the Post Closing SEC Documents (as defined below in Section 7.8):

ATLAS has filed all periodic reports and current reports required to be filed under the Securities Exchange Act of 1934, as amended (“Exchange Act”) for the period from January 1, 2008 until the Effective Time.  ATLAS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and all other reports filed or to be filed under the Exchange Act, in the form filed together with any amendments required to be made with respect thereto, that were required to be filed with the Securities and Exchange Commission under the Exchange Act (“SEC Documents”) as of the date filed, (a) complied in all material respects with the applicable requirements under the Exchange Act, and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and each of the balance sheets or statements of condition contained in or incorporated by reference into any such SEC Document (including the related notes and schedules thereto) fairly presents the consolidated financial position of ATLAS as of its date, and each of the statements of income or results of operations and changes in shareholders’ equity and cash flows or equivalent statements in such SEC Documents (including any related notes and schedules thereto) fairly present the consolidated results of operations, changes in shareholders’ equity and cash flows, as the case may be, of ATLAS for the periods to which they relate, in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except in each case as may be noted therein, subject to normal year-end audit adjustments and the absence or limitation of footnotes in the case of unaudited statements.

(b)

[Intentionally omitted.]

(c)

Except as set forth in Section 5.4(c) of the ATLAS Schedule, there shall be no debt, debt instruments and other obligations of ATLAS outstanding upon approval of the FINRA application referenced in Section 7.8(b) below.

(d)

Except as set forth in Section 5.4(d) of the ATLAS Schedule, all debt, debt instruments and obligations of ATLAS existing as of the Effective Time shall be subject to payment and indemnification pursuant to the Indemnity Agreement attached hereto as Exhibit D.

5.5

Absence of Certain Changes or Events; Undisclosed Liabilities. Except as set forth in Section 5.5 of the ATLAS Schedule, neither ATLAS nor any of its subsidiaries has: (i) taken any action that is contrary to or would violate the standards of

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

conduct set forth in Section 6.2 hereof; (ii) incurred any liability material to ATLAS and its subsidiaries on a consolidated basis, except in the ordinary course of its business, consistent with past practices; (iii) suffered a change, or any event involving a prospective change, in the business, assets, financial condition, or results of operations of ATLAS or any of its subsidiaries which has had, or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, (other than as a result of changes or proposed changes in federal or state regulations of general applicability or interpretations thereof, changes in generally accepted accounting principles, and changes that could, under the circumstances, reasonably have been anticipated in light of disclosures made in writing by ATLAS to SAGRADA pursuant hereto); or (iv) subsequent to the date hereof, except as permitted by Section 6.1 hereof, conducted its business and operations other than in the ordinary course of business and consistent with past practices.

Neither ATLAS nor any of its subsidiaries has any liability (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rising to any liability) except for (i) liabilities set forth on the face of the December 31, 2008 balance sheet and (ii) liabilities which have risen after the December 31, 2008 balance sheet in the ordinary course of business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, tort, infringement, or violation of law).

5.6

Litigation. (i) There is no action, suit, judicial, or administrative proceeding, arbitration or investigation pending or, to the best knowledge of ATLAS, threatened against or involving ATLAS or any of its subsidiaries, or any of their properties or rights, before any court, arbitrator, or administrative or governmental body; (ii) there is no judgment, decree, injunction, rule, or order of any court, governmental department, commission, agency, instrumentality, or arbitrator outstanding against ATLAS or any of its subsidiaries; and (iii) ATLAS and its subsidiaries are not in violation of any term of any judgments, decrees, injunctions, or orders outstanding against them.  ATLAS has furnished to SAGRADA in writing, a copy of which is set forth in Section 5.6 of the ATLAS Schedule, a description of all litigation, actions, suits, proceedings, arbitrations, investigations known to ATLAS, judgments, decrees, injunctions or orders pending; or to ATLAS’ best knowledge, threatened against or involving ATLAS or any of its subsidiaries, or any of their properties or rights as of the Effective Time.

5.7

Taxes. For the purposes of this section, the term “tax” shall include all taxes, charges, withholdings, fees, levies, penalties, additions, interest, or other assessments imposed by any United States federal, state, or local authority or any other taxing authority on ATLAS or any of its Tax Affiliates (as hereinafter defined) as to their respective income, profit, franchise, gross receipts, payroll, sales, employment, worker’s compensation, use, property, withholding, excise, occupancy, environmental, and other taxes, duties, or assessments of any nature, whatsoever.  Except as set forth in Section 5.7

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ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

of the ATLAS Schedule, ATLAS has filed or caused to be filed timely all material federal, state, local, and foreign tax returns required to be filed by ATLAS and each of its and any member of its consolidated, combined, unitary, or similar group (each such member a “Tax Affiliate”).  Such returns, reports, and other information are accurate and complete in all material respects.  ATLAS has paid or caused to be paid or has made adequate provision or set up an adequate accrual or reserve for the payment of, all taxes shown to be due in respect of the periods for which returns are due, and has established (or shall establish at least quarterly) an adequate accrual or reserve for the payment of all taxes payable in respect of the period subsequent to the last of said periods required to be so accrued or reserved.  Neither ATLAS nor any of its Tax Affiliates has any material liability for taxes in excess of the amount so paid or accruals or reserves so established.  Except as set forth in Section 5.7 of the ATLAS Schedule, neither ATLAS nor any of its Tax Affiliates is delinquent in the payment of any tax in excess of the amount reserved or provided therefore, and no deficiencies for any tax, assessment, or governmental charge in excess of the amount reserved or provided therefore have been threatened, claimed, proposed, or assessed.  No waiver or extension of time to assess any taxes has been given or requested.  To the best of current management’s knowledge, the Internal Revenue Service, or comparable state have never audited ATLAS’ United States federal and/or state income tax returns.

5.8

Compliance With Applicable Law. ATLAS and each of its subsidiaries hold all licenses, franchises, permits, variances, exemptions, orders, approvals, and authorizations necessary for the lawful conduct of their business under and pursuant to all provisions of, and the business of each of ATLAS and its subsidiaries is not being conducted in violation of any provision of, federal, state, local, or foreign statutes, laws, ordinances, rules, regulations, judgments, decrees, orders, concessions, grants, franchises, permits and/or licenses, or other governmental authorization or approval, applicable to ATLAS or any of its subsidiaries.

5.9

Absence of Certain Changes or Events. Except as disclosed in the ATLAS financial statements, neither ATLAS nor any of its subsidiaries has: (a) incurred any liability material to ATLAS and its subsidiaries on a consolidated basis, except in the ordinary course of its business, consistent with past practices; (b) suffered a change, or any event involving a prospective change, in the business, assets, financial condition, or results of operations of ATLAS or any of its subsidiaries which has had, or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, (other than as a result of changes or proposed changes in federal or state regulations of general applicability or interpretations thereof, changes in generally accepted accounting principles, and changes that could, under the circumstances, reasonably have been anticipated in light of disclosures made in writing by ATLAS to SAGRADA  pursuant hereto).

5.10   Absence of Liabilities as of the Effective Time.  Notwithstanding anything to the contrary set forth herein or in any Schedule, financial statement or other document

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ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

delivered or referred to herein, as of the Effective Time ATLAS and its subsidiaries will not have any debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, in excess of the aggregate amount of $500 unless the Parties agree otherwise.

5.11

Contracts.

(a)

Each of the material contracts, instruments, mortgages, notes, security agreements, leases, agreements, or understandings, whether written or oral, to which ATLAS is a party that relates to or affects the assets or operations of ATLAS or to which ATLAS or any of its assets or operations may be bound or subject is a valid and binding obligation of ATLAS and in full force and effect, except for where the failure to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect.  For purposes of this Agreement a material contract shall be any contract or agreement, which involves consideration in excess of $25,000. Except to the extent that the consummation of the transactions contemplated by this Agreement may require the consent of third parties, as disclosed in the Section 5.11(a) of the ATLAS Schedule, there are no existing defaults by ATLAS or any of its subsidiaries thereunder or, to the knowledge of ATLAS, by any other party thereto, which defaults, individually or in the aggregate, would have a Material Adverse Effect; and no event of default has occurred, and no event, condition, or occurrence exists, that (whether with or without notice, lapse of time, or the happening or occurrence of any other event) would constitute a default by ATLAS which default would, individually or in the aggregate, have a Material Adverse Effect.

(b)

Except for this Agreement and those set forth on Section 5.11(b) of the ATLAS Schedule, neither ATLAS nor any of its subsidiaries is a party to any oral or written (i) consulting agreement not terminable on 60 days’ or less notice requiring the payment of more than $25,000 per annum, in the case of any such agreement with an individual; (ii) joint venture agreement; (iii) non-competition or similar agreements that restricts ATLAS or its subsidiaries from engaging in a line of business; (iv) agreement with any executive officer or other employee of ATLAS or any subsidiary the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving ATLAS of the nature contemplated by this Agreement and which provides for the payment of in excess of $10,000; (v) agreement with respect to any executive officer of ATLAS or any subsidiary providing any term of employment or compensation guaranty in excess of $15,000 per annum; or (vi) agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan, or stock purchase plan, any of the benefits of which shall be increased, or the vesting of the benefits of which shall be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which shall be calculated on the basis of any of the transactions contemplated by this Agreement.

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

(c)

Except as set forth in Section 5.11(c) of the ATLAS Schedule, all employment, consulting, stock option or other similar agreements of ATLAS will be terminated at the Effective Time and no obligations or liabilities of ATLAS will exist thereunder or as the result of such termination or otherwise.

5.12

Employee Benefit Plans.

(a)

Disclosed in Section 5.12(a) of the ATLAS Schedule is a true and complete list of each written employee benefit plan, or similar such plans (including, without limitation, any “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), policy or agreement that is maintained (all of the foregoing, the “Benefit Plans”), or is or was contributed to by ATLAS or any trade or business of ATLAS whether or not incorporated (an “ERISA Affiliate”), which together with ATLAS  would be deemed a “single employer” within the meaning of Section 4001 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).  A copy of each Benefit Plan as currently in effect and, if applicable, the most recent Annual Report (Form 5500 Series), Actuarial Report or Valuation, Summary Plan Description, Trust Agreement, and a Determination Letter issued by the IRS for each Benefit Plan have heretofore been delivered to ATLAS.  No Benefit Plan was or is subject to Title IV of ERISA or Section 412 of the Code (including any “multiemployer plan,” as defined in Section 3(37) of ERISA).

(b)

Each of the Benefit Plans that are described in Section 5.12(a) or which are subject to ERISA is in substantial compliance the laws of the Nevada and/or with ERISA; each of the Benefit Plans intended to be “qualified” within the meaning of Section 401 (a) of the Internal Revenue Code of 1986, as amended (“Code”) is so qualified; and no event has occurred, and to ATLAS ’s knowledge, there exists no condition or set of circumstances, in connection with which ATLAS or any ERISA Affiliate is or could be subject to liability (except liability for benefit claims and funding obligations payable in the ordinary course) under ERISA, the Code, or any other applicable law with respect to any Benefit Plan.

ARTICLE VI

CONDUCT OF BUSINESS PENDING THE SHARE EXCHANGE

6.1

Conduct of SAGRADA’s Business Pending the Share Exchange. SAGRADA agrees that, during the period from the date of this Agreement and continuing until the Effective Time:

(a)

except as set forth in the SAGRADA Schedule, the business of SAGRADA shall be conducted only in the ordinary and usual course of business and consistent with past practices;

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

(b)

SAGRADA shall not (i) sell or pledge or agree to sell or pledge any stock owned by it; (ii) amend its Articles of Incorporation or Bylaws; or (iii) split, combine, or reclassify any shares of its outstanding capital stock or declare, set aside, or pay any dividend or other distribution payable in cash, stock, or property in respect of its capital stock, or directly or indirectly redeem, purchase, or otherwise acquire any shares of its capital stock or other securities;

(c)

SAGRADA shall not (i) authorize for issuance, issue, sell, pledge, dispose of, encumber, deliver, or agree or commit to issue, sell, pledge, or deliver any additional shares of, or rights of any kind to acquire any shares of, its capital stock of any class or exchangeable into shares of stock of any class or any SAGRADA Voting Debt (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase, or otherwise), except that SAGRADA may issue SAGRADA shares and shares required to be issued upon exercise of existing stock options, warrants, or similar plans, or under other contractual commitments previously made, which options, warrants, plans, or commitments have been disclosed in writing to ATLAS in the SAGRADA Schedule; (ii) acquire, dispose of, transfer, lease, license, mortgage, pledge, or encumber any fixed or other substantial assets other than in the ordinary course of business and consistent with past practices; (iii) incur, assume, or prepay any material indebtedness, liability, or obligation or any other material liabilities or issue any debt securities other than in the ordinary course of business and consistent with past practices; (iv) assume, guarantee, endorse, or otherwise become liable or responsible (whether directly, contingently, or otherwise) for the obligations any other person (other than a subsidiary) in a material amount other than in the ordinary course of business and consistent with past practices; (v) make any material loans, advances, or capital contributions to, or investments in, any other person, other than to subsidiaries, other than in the ordinary course of business and consistent with past practices; (vi) fail to maintain adequate insurance consistent with past practices for their businesses and properties; or (vii) enter into any contract, agreement, commitment, or arrangement with respect to any of the foregoing;

(d)

SAGRADA shall (i) preserve intact the business organization of SAGRADA, (ii) keep available the services of its present officers and key employees and (iii) preserve the goodwill of those having business relationships with it and their respective subsidiaries; provided, however, that no breach of this covenant shall be deemed to have occurred if a failure to comply with this Section 6.1(d) occurs as a result of any matter arising out of the transactions contemplated by this Agreement;

(e)

SAGRADA shall not knowingly take or allow to be taken or fail to take any action which act or omission would jeopardize qualification of the Transaction as a “reorganization” within the meaning of Section 368(a) of the Code; and

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

(f)

SAGRADA shall use all reasonable efforts to prevent any representation or warranty of SAGRADA herein from becoming untrue or incorrect in any material respect.

6.2

Conduct of ATLAS’s Business Pending the Share Exchange. ATLAS agrees that, during the period from the date of this Agreement and continuing until the  Note Conversion Date:

(a)

except as set forth in Section 6.2(a) of the ATLAS Schedule, the businesses of ATLAS shall be conducted only in the ordinary and usual course of business and consistent with past practices except as may be required to restructure for purposes of this share exchange.;

(b)

ATLAS shall not (i) sell or pledge or agree to sell or pledge any stock owned by it in any of its subsidiaries; (ii) amend its Articles of Incorporation or Bylaws; or (iii) split, combine, or reclassify any shares of its outstanding capital stock or declare, set aside, or pay any dividend or other distribution payable in cash, stock, or property in respect of its capital stock, or directly or indirectly redeem, purchase, or otherwise acquire any shares of its capital stock or other securities or shares of the capital stock or other securities of any of its subsidiaries, except as required to  complete the Reverse Stock Split;

(c)

ATLAS shall not (i) authorize for issuance, issue, sell, pledge, dispose of, encumber, deliver, or agree or commit to issue, sell, pledge, or deliver any additional shares of, or rights of any kind to acquire any shares of, its capital stock of any class or exchangeable into shares of stock of any class or any ATLAS Voting Debt (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase, or otherwise), except that ATLAS may issue shares required to be issued upon exercise of existing stock options, warrants, or similar plans, or under other contractual commitments previously made, which options, warrants, plans, or commitments have been disclosed in writing to SAGRADA in Section 6.2(c) of the ATLAS Schedule; (ii) acquire, dispose of, transfer, lease, license, mortgage, pledge, or encumber any fixed or other substantial assets other than in the ordinary course of business and consistent with past practices; (iii) incur, assume, or prepay any material indebtedness, liability, or obligation or any other material liabilities or issue any debt securities other than in the ordinary course of business and consistent with past practices; (iv) assume, guarantee, endorse, or otherwise become liable or responsible (whether directly, contingently, or otherwise) for the obligations any other person (other than a subsidiary) in a material amount other than in the ordinary course of business and consistent with past practices; (v) make any material loans, advances, or capital contributions to, or investments in, any other person, other than to subsidiaries, other than in the ordinary course of business and consistent with past practices; (vi) fail to maintain adequate insurance consistent with past practices for their businesses and properties; or

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

(vii) enter into any contract, agreement, commitment, or arrangement with respect to any of the foregoing;

(d)

ATLAS shall: (i) preserve intact the business organization of ATLAS, (ii) keep available the services of its present officers and key employees and (iii) preserve the goodwill of those having business relationships with it and their respective subsidiaries; provided, however, that no breach of this covenant shall be deemed to have occurred if a failure to comply with this Section 6.2(d) occurs as a result of any matter arising out of the transactions contemplated by this Agreement;

(e)

ATLAS shall not knowingly take or allow to be taken or fail to take any action which act or omission would jeopardize qualification of the Transaction as a “reorganization” within the meaning of Section 368(a) of the Code; and

(f)

ATLAS shall use all reasonable efforts to prevent any representation or warranty of ATLAS herein from becoming untrue or incorrect in any material respect.

6.3

Current Information.  From the date of this Agreement to the Effective Time, SAGRADA shall cause one or more of its designated representatives to confer on a regular and frequent basis with representatives of ATLAS, and ATLAS shall cause one or more of its designated representatives to confer on a regular and frequent basis with representatives of SAGRADA, and the representatives shall report the general status of their ongoing operations to ATLAS and SAGRADA, and the representatives shall deliver to ATLAS or SAGRADA monthly un-audited consolidated balance sheets and related consolidated statements of income for each of ATLAS and SAGRADA for the period since the last such report.

6.4

Legal Conditions to Share Exchange. Each of ATLAS and SAGRADA shall, and shall cause their subsidiaries (if applicable) to, use all reasonable efforts (a) to take, or cause to be taken, all actions necessary to comply promptly with all legal requirements which may be imposed on such party or its subsidiaries with respect to the Transaction and to consummate the transactions contemplated by this Agreement, subject to the appropriate vote or consent of shareholders, and (b) to obtain (and to cooperate with the other party to obtain) any consent, authorization, order or approval of, or any exemption by, any governmental entity and/or any other public or private third party which is required to be obtained or made by such party or any of its subsidiaries in connection with the Transaction and the transactions contemplated by this Agreement.  Each of ATLAS and SAGRADA shall promptly cooperate with and furnish information to the other in connection with any requirement imposed upon, any of them or any of their subsidiaries in connection with the foregoing.

6.5

Advice of Changes; Government Filings.  Each party shall confer on a regular and frequent basis with the other, report on operational matters and promptly advise the other orally and in writing of any change or event having, or which, insofar as

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

can reasonably be foreseen, could have, a Material Adverse Effect on such party or which would cause or constitute a material breach of any of the representations, warranties, or covenants of such party contained herein.  ATLAS shall file all reports required by regulation to be filed by it with any regulatory body between the date of this Agreement and the Effective Time and shall deliver to the other party copies of all such reports promptly after the same are filed.

ARTICLE VII

ADDITIONAL AGREEMENTS

7.1

Access and Information.

(a)

SAGRADA and ATLAS shall afford to the other party and its financial advisors, legal counsel, accountants, consultants, and other representatives access during normal business hours throughout the period from the date hereof to thirty days subsequent to the date hereof to all of its books, records, properties, facilities, personnel commitments, and records (including but not limited to tax returns) and, during such period, each shall furnish promptly all information concerning its business, properties, and personnel as such other party may reasonably request in order for such other party to fully investigate the business and affairs of SAGRADA or ATLAS, as applicable prior to the Effective Time (“Inspection”).

(b)

All information furnished by a party pursuant hereto shall be treated as the sole property of the furnishing party until consummation of the Transaction contemplated hereby.

7.2

Public Announcements.  So long as this Agreement is in effect, each Party agrees that it shall obtain the approval of the other party prior to issuing any press release and shall use its best efforts to consult with the others before otherwise making any public statement or responding to any press inquiry with respect to this Agreement or the transactions contemplated hereby, except as may be required by law or any governmental agency if required by such agency or the rules of the NASDAQ Stock Market.

7.3

Expenses.  Subject to Section 9.2 and Section 5.10 hereof, whether or not the Transaction is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses, except that ATLAS shall be responsible for any and all expenses incurred regarding the re-domiciling as contemplated herein.

7.4

Additional Agreements.

(a)

Subject to the terms and conditions herein provided, each of the Parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

do, or cause to be done, all things necessary, proper, or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using all reasonable efforts to obtain all necessary waivers, consents, and approvals, and to effect all necessary registrations and filings.  In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and/or directors of the Parties shall take all such necessary action.

(b)

Subject to the terms and conditions herein provided, each Party shall cooperate with the others and use all reasonable efforts to prepare all necessary documentation to effect promptly all necessary filings and to obtain all necessary permits, consents, approvals, orders, and authorizations of or any exemptions by, all third parties and governmental bodies necessary to consummate the transactions contemplated by this Agreement.

7.5

Survival of Representations and Warranties. The respective representations and warranties of ATLAS and SAGRADA contained in this Agreement shall survive the Closing Date for a period of two years (“Survival Period”), at the end of which Survival Period no claim may be made with respect to any such representation or warranty unless such claim shall have been asserted in writing to the party to be charged during such Survival Period.

7.6

Issuance of Securities.  For the period commencing as of the Effective Time and ending on the Note Conversion Date, ATLAS agrees that it shall not issue any shares of common stock or preferred stock except as required under this Agreement.

7.7

ATLAS Agreements. Prior to the Effective Time, ATLAS shall have obtained director and if required, shareholder consent approving the SAGRADA acquisition.

7.8

Covenants After Closing.

(a)

SEC Filings.  ATLAS and Dan Motsinger shall prepare, execute and submit to the United States Securities and Exchange Commission the following documents (referred to collectively as the “Post Closing SEC Documents”):

(i)

Form 8-K, in connection with all matters that should have been reported prior to the Effective Time by ATLAS but were not so reported, which shall be filed no later than May 8, 2009; and

(ii)

Form 8-K, in connection with the appointment of Thomas Cunningham as a Director and President of ATLAS, which shall be filed no later than May 10, 2009;

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ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

(iii)

Amended 10-K, which shall be filed no later than May 13, 2009;

(iv)

Form 10-Q, which shall be filed no later than May 15, 2009.

(v)

Schedule 14C in connection with the Reverse Stock Split, which shall be filed no later than May 20, 2009;

(b)

Reverse Stock Split.  ATLAS shall take all necessary and appropriate steps to complete the Reverse Stock Split.

(c)

FINRA.  ATLAS and Dan Motsinger shall prepare, execute and submit an application to the Financial Industry Regulatory Authority (“FINRA”) for approval of the Reverse Stock Split, which shall be filed no later than May 13, 2009.

(d)

Approval.  ATLAS agrees that the Post Closing SEC Documents and the FINRA application must be prepared to the satisfaction of the SAGRADA Representative.

(e)

No later than May 16, 2009, Dan Motsinger shall provide releases in favor of ATLAS and SAGRADA in form satisfactory to the Sagrada Representative executed by: (A) each Atlas Shareholder who executed that certain Consent Resolutions of the Company dated April 20, 2009, (B) Dan Motsinger, and (C) each person or entity set forth in the Table located in Section 5.2(d) of Atlas Schedule.

(f)

No later than May 16, 2009, Dan Motsinger shall deliver to Tom Cunningham the ATLAS minute book and all ATLAS books and records.

ARTICLE VIII

CONDITIONS TO CONSUMMATION OF THE SHARE EXCHANGE

8.1

Conditions to the Parties’ Obligation to Effect the Share Exchange. The respective obligations of all Parties to effect the transactions contemplated herein shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any one of which may be waived by a writing signed by ATLAS and SAGRADA:

(a)

No preliminary or permanent injunction or other order by any federal, state, or foreign court of competent jurisdiction which prohibits the consummation of the Share Exchange shall have been issued and remain in effect.  No statute, rule, regulation, executive order, stay, decree, or judgment shall have been enacted, entered, issued, promulgated, or enforced by any court or governmental authority which prohibits or restricts the consummation of the Share Exchange.  All authorizations, consents, orders or approvals of, or declarations or filings with, and all expirations of waiting periods

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ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

imposed by, any governmental entity (all of the foregoing, “Consents”) which are necessary for the consummation of the Transaction, other than Consents the failure to obtain which would have no material adverse effect on the consummation of the Transaction, taken as a whole, shall have been filed, occurred, or been obtained (all such permits, approvals, filings, and consents and the lapse of all such waiting periods being referred to as the “Requisite Regulatory Approvals”) and all such Requisite Regulatory Approvals shall be in full force and effect.

(b)

There shall not be any action taken, or any statute, rule, regulation, or order enacted, entered, enforced, or deemed applicable to the Transaction, by any federal or state governmental entity which, in connection with the grant of a Requisite Regulatory Approval, imposes any condition or restriction upon ATLAS or its subsidiaries (or, in the case of any disposition of assets required in connection with such Requisite Regulatory Approval, upon any Party or its subsidiaries), including, without limitation, requirements relating to the disposition of assets, which in any such case would so materially adversely impact the economic or business benefits of the transactions contemplated by this Agreement as to render inadvisable the consummation of the Share Exchange.

(c)

Each Party shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Effective Time and the representations and warranties of each Party contained in this Agreement shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such time, except as contemplated by this Agreement, and each Party shall have received a certificate of the Chairman of the Board, the President, or an Executive Vice President of the other Party as to the satisfaction of this condition.

(d)

Each Party shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated hereby, under any loan or credit agreement, note, mortgage, indenture, lease, license, or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, individually or in the aggregate, have a material adverse effect on ATLAS and its subsidiaries taken as a whole or upon the consummation of the transactions contemplated hereby.

8.2

Conditions to Obligations of ATLAS.  The obligations of ATLAS to carry out the transactions contemplated by this Agreement are subject, at the option of ATLAS, to the satisfaction, or waiver by ATLAS, of the following conditions:

(a)

No proceeding which SAGRADA shall be a debtor, defendant, or party seeking an order for its own relief or reorganization shall have been brought or be pending by or against such person under any United States or state bankruptcy or insolvency law.

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ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

(b)

SAGRADA shall have delivered a certificate of an officer of SAGRADA that (i) it shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Effective Time and (ii) the representations and warranties of SAGRADA contained in this Agreement shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such time, except as contemplated by this Agreement.

(c)

SAGRADA shall have signed letters of intent to acquire certain oil and gas property or properties.

(d)

ATLAS shall have received evidence, satisfactory to it that transactions contemplated by this Agreement, can be consummated in accordance with an exemption from applicable state and federal securities laws.

8.3

Conditions to Obligations of SAGRADA.  The obligations of SAGRADA to carry out the transactions contemplated by this Agreement are subject, at the option of SAGRADA, to the satisfaction, or waiver by SAGRADA, of the following conditions:

(a)

No proceeding which ATLAS shall be a debtor, defendant, or party seeking an order for its own relief or reorganization shall have been brought or be pending by or against such person under any United States or state bankruptcy or insolvency law.

(b)

ATLAS shall have delivered a certificate of an officer of ATLAS that (i) it shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Effective Time and (ii) the representations and warranties of ATLAS contained in this Agreement shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such time, except as contemplated by this Agreement.

(c)

SAGRADA shall have received evidence, satisfactory to it that transactions contemplated by this Agreement, can be consummated in accordance with an exemption from applicable state and federal securities laws.

(d)

ATLAS shares shall continue to be approved to trade on the OTC-BB System and be compliant with current SEC rules for reporting companies.

(e)

ATLAS shall have delivered to SAGRADA executed copies of:

(i)

The Atlas Note substantially in the form of the Convertible Promissory Note attached hereto as Exhibit A executed by ATLAS,

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ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

(ii)

The Indemnity Agreement substantially in the form of Indemnity Agreement attached hereto as Exhibit D executed by Starr Consulting, Inc., and Power Network, Inc.,

(iii)

The Escrow Letter Agreement substantially in the form of the Escrow Letter Agreement attached hereto as Exhibit E executed by ATLAS, Starr Consulting, Inc., and Power Network, Inc.,

(iv)

A signed commitment letter from Dan Motsinger, substantially in the form of the Commitment Letter attached hereto as Exhibit F.

(f)

ATLAS shall have delivered to SAGRADA copies of the following ATLAS board resolutions:

(i)

A copy of ATLAS board resolutions approving the transactions contemplated by this Agreement.

(ii)

A copy of ATLAS board resolutions and written shareholder consents, each with the appropriate vote approving the Reverse Stock Split.

(iii)

A copy of ATLAS Board Resolutions, substantially in the form attached hereto as Exhibit G, with respect to actions taken by ATLAS that will result in Post-Split Atlas Shares as of the Note Conversion Date (not including the Conversion Shares) to be as follows: (A) no more than Eight Million Eight Hundred Forty One Thousand One Hundred Seventy Six (8,841,176) shares of common stock (defined as the Post-Split Atlas Shares) and (B) zero shares of preferred stock of any class.

(iv)

A copy of ATLAS board resolutions appointing Dan Motsinger as the Chief Executive Officer, Chief Financial Officer, and Corporate Secretary of ATLAS

(v)

A copy of ATLAS board resolutions appointing Thomas Cunningham as a Director and President of ATLAS.

(g)

ATLAS shall have delivered to SAGRADA:

(i)

With respect to the common and preferred shares of ATLAS outstanding as of the Effective Time, a copy of ATLAS’ shareholder list.

(ii)

With respect to Post-Split Atlas Shares, a list of the anticipated shareholders, with the number of Post-Split Atlas Shares to be held by each such shareholder.

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

ARTICLE IX

TERMINATION, AMENDMENT AND WAIVER

9.1

Termination. This Agreement may be terminated and the Transaction contemplated hereby abandoned at any time prior to the Effective Time, whether before or after approval by the shareholders of SAGRADA:

(a)

By mutual written consent of all of the Parties.

(b)

By either ATLAS or SAGRADA if the Share Exchange shall not have been consummated on or before May 10, 2009, through no fault of the terminating party.

(c)

By ATLAS or SAGRADA if there shall have been any material breach of a material obligation of the other hereunder and, if such breach is curable, such default shall have not been remedied within 10 days after receipt by the other Party, as the case may be, of notice in writing from such Party specifying such breach and requesting that it be remedied; provided, that such 10-day period shall be extended for so long as the other Party shall be making diligent attempts to cure such default.

(d)

By either ATLAS or SAGRADA if any court of competent jurisdiction in the United States or other United States governmental body shall have issued an order, decree, or ruling or taken any other action restraining, enjoining, or otherwise prohibiting the Transaction and such order, decree, ruling, or any other action shall have become final and non-appealable.

9.2

Effect of Termination.  In the event of termination of this Agreement as provided above, this Agreement shall forthwith become of no further effect and, except for a termination resulting from a breach by a party to this Agreement, there shall be no liability or obligation on the part of any Party or their respective officers or directors.  Nothing contained in this Section 9.2 shall relieve any party from liability for willful breach of this Agreement that results in termination of this Agreement.  Upon request therefore, each party shall redeliver all documents, work papers, and other material of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing same.

9.3

Waiver.  At any time prior to the Effective Time, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions contained herein.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.  Such extensions or waivers shall be in writing,

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

executed by each of ATLAS and SAGRADA.  Such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE X

GENERAL PROVISIONS

10.1

Brokers.  Each Party represents and warrants to the others that no broker, finder, or financial advisor is entitled to any brokerage, finder’s, or other fee or commission in connection with the Transaction or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any party hereto.

10.2

Notices.  All notices, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by telex or telecopy or mailed by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address as shall be submitted in writing):

To ATLAS:

Dan Motsinger, CEO

3410 Gladstone Street

Winston Salem, NC 27104

P.O. Box 4828

Winston Salem, NC 27115

To SAGRADA:

Thomas Cunningham

President

Sagrada Investments, Inc.

7305 Calle Sagrada

Bakersfield, CA  93309

10.3

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the provisions thereof relating to conflicts of law.

10.4

Parties in Interest. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefit, or remedies of any nature whatsoever or by reason of this Agreement.

10.5

Jurisdiction and Venue. Each Party hereto hereby agrees that any proceeding relating to this Agreement and the Transaction shall be settled through binding arbitration in Las Vegas, Nevada by a single arbiter whose decision shall be binding and enforceable in any jurisdiction.  Jurisdiction and venue for any such

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

arbitration shall be in Las Vegas, Nevada and shall be governed by the commercial rules of the American Arbitration Association.  Each party hereto hereby consents to personal jurisdiction in the State of Nevada in any such action, consents to service of process by registered mail made upon such party and/or such party’s agent, and waives any objection to venue or to any claim that such court and/or proceeding is an inconvenient form.

10.6

Investigation. The respective representations and warranties of each Party contained herein or in the certificates or other documents delivered prior to the Closing shall not be deemed waived or otherwise affected by any investigation made by any party hereto.

10.7

Consents.  For purposes of any provision of this Agreement requiring, permitting, or providing for the consent of any Party, the written consent of the Chief Executive Officer or President of a Party shall be sufficient to constitute such consent.

10.8.

Integration.  This Agreement constitutes a single, integrated written contract expressing the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous discussions, negotiations or agreements, written or oral, if any.  This Agreement may not be modified or amended except by written instrument signed by all of the parties hereto expressing such amendment or modification.  No covenants, agreements, representations or warranties of any kind whatsoever have been made by any party with respect to the subject matter hereof, except as specifically set forth in this Agreement.

10.9.

Execution and Counterparts.  This Agreement may be executed in one or more counterparts which, taken together, shall constitute one and the same Agreement and shall be effective as of the Effective Time.  The parties may deliver signatures by facsimile with the manually signed pages to be delivered to each other party within a reasonable time thereafter.  The facsimile pages shall be deemed original signatures.

10.10.

Severability.  If any provision of this Agreement is found to be illegal, invalid or unenforceable under present for future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by severance from this Agreement.

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SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.

SAGRADA INVESTMENTS, INC.

By:
Name:	Thomas Cunningham
Title:	President

ATLAS OIL AND GAS, INC.

By:
Name:	Dan Motsinger
Title:	Chief Executive Officer-Director

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

LIST OF EXHIBITS

TO

SHARE EXCHANGE AGREEMENT

Exhibit A

Atlas Convertible Promissory Note

Exhibit B

Sagrada Schedule of Exceptions

Exhibit C

Atlas Schedule of Exceptions

Exhibit D

Indemnity Agreement

Exhibit E

Escrow Letter Agreement

Exhibit F

Commitment Letter from Dan Motsinger

Exhibit G

Board Resolutions Regarding Capitalization as of Note Conversion Date

SHARE EXCHANGE AGREEMENT

ATLAS OIL AND GAS, INC.

SAGRADA INVESTMENTS, INC.

MAY 6, 2009

EXHIBIT A

ATLAS CONVERTIBLE PROMISSORY NOTE

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EXHIBIT B

SAGRADA SCHEDULE OF EXCEPTIONS

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EXHIBIT C

ATLAS SCHEDULE OF EXCEPTIONS

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EXHIBIT D

INDEMNITY AGREEMENT

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EXHIBIT E

ESCROW LETTER AGREEMENT

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EXHIBIT F

COMMITMENT LETTER FROM DAN MOTSINGER

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EXHIBIT G

BOARD RESOLUTIONS REGARDING CAPITALIZATION

AS OF NOTE CONVERSION DATE

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